EMPLOYMENT AGREEMENT
                              --------------------


     THIS AGREEMENT, effective this fourteenth day of March, 2001, is made by and between HARRISON A. McCOY III (the "Employee") and SOUTHERN STATES POWER COMPANY, INC., a Delaware corporation and referred to for these purposes as "the Company."

                                    RECITALS

A. Company desires to employ Employee in an executive capacity to assume and be responsible for duties as herein described below.

B. Employee accepts employment with the Company on the terms as provided herein.

C. The purpose of this Employment Agreement is to set forth the terms and conditions upon which Employee will be employed, and the compensation for accepting such employment.

     NOW THEREFORE, in consideration of the undertakings; the mutual promises and covenants of the parties, and other good and valuable consideration hereby acknowledged, the parties agree as follows:

1.1     EMPLOYMENT.
        ----------

The Company hereby employs Employee, and Employee hereby accepts such employment, upon the terms and conditions hereinafter set forth.

2.1     TERM.
        -----

Subject to the termination provisions contained in Section 8.1 below, this Agreement shall commence on the date hereof and continue for a period of three
(3) years and thereafter until either party terminates it upon thirty (30) days written Notice. Upon expiration of the initial term, and upon the anniversary date of each additional term, this Agreement shall renew for an additional term of three years until such time as it is terminated in accordance with the provisions contained in Section 8.1, or either party gives Notice to the other that the Agreement shall not be renewed.

3.1     RESPONSIBILITIES  AND  DUTIES.
        ------------------------------

Employee shall serve the Company in such responsible executive and administrative capacities as the Board of Directors of the Company may from time to time determine. As of the date of execution of this Agreement, Employee is hired and employed as the Executive-Vice-President and Chief Operating Officer of the Company. While serving in such capacity, Employee shall serve the Company faithfully and to the best of his/her ability, devoting such of his business, attention, skills and energies to the discharge of the duties undertaken by him/her hereunder as the Board of Directors, in the exercise of its fiduciary duties, shall deem reasonable and appropriate.

4.1      COMPENSATION.
         -------------

For all services rendered by Employee under this Agreement, the Company agrees to pay to Employee a salary equal to $90,000 per year, to be paid in installments of $7,500 on the last day of each calendar month for the preceding month. From time to time, the Board of Directors of the Company may review and consider the role and contributions made by Employee to the Company, and Employee's satisfactory performance and discharge of duties and responsibilities commensurate with his/her position, and may, in its sole discretion, increase the compensation agreed under the terms of this Agreement.

5.1      OTHER  BENEFITS.
         ----------------

In addition to the base compensation provided above, and during the term of this Agreement only, Employee may, as determined by the Board of Directors, receive additional benefits as compensation or perquisites commensurate with that received by executives filling similar positions and roles in this and other companies. Additionally, Employee may participate in any employee benefit plans or similar programs of the Company; be considered for any additional executive bonuses; be entitled to executive vacation privileges commensurate with rank and position, and be entitled to reimbursement of reasonable business expenses, as such is determined by the Board of Directors.

Included but not limited hereby, are reimbursement of medical insurance premiums (providing the Company does not have an insurance program which it sponsors and provides to Employees); furnishing of cell phone; providing Company gas credit card for travel related to Company business, and grant of a car allowance in the amount of $500 per month to pay for the upkeep and maintenance of the car to be used for Company business purposes. Alternatively, if a company car is provided for the Employee's use, the car allowance shall not be applicable.

Employee shall be entitled to take paid vacation leave of one month each year. This leave may be taken in increments totally not more than one month each year. Any holidays falling during the time leave is taken and accumulating shall not be deducted from the total time granted. Additionally, Employee shall be granted one day per month for a total of twelve days each year for sick leave, including medical appointments and convalescence.




6.1      CONFIDENTIALITY  AND  DISCLOSURES.
         ----------------------------------

Employee recognizes and acknowledges that he will have access to certain confidential information deemed proprietary to the Company, including, but not limited to, the Company's customer lists, ideas, processes, inventions, devices and other confidential information, and that such information constitutes valuable, special and unique property of the Company. Notwithstanding the provisions contained in Paragraph 2 above, Employee shall not, during or for two
(2) years after the term of his/her employment, disclose any of such confidential information to any person or firm, corporation, association or other entity for any reason or purpose whatsoever, unless it is communicated within the scope and course of Employee's employment and normal communication authorized by the Company.



7.1      RIGHTS  TO  INVENTIONS  AND  INTELLECTUAL  PROPERTIES  (IP).
         ------------------------------------------------------------

Unless otherwise agreed in writing, all work product, designs, prototypes, inventions, correspondence, charts, test results, equipment, trade secrets, marketing plans and strategies, and know how shall be considered to the exclusive property of the Company, unless otherwise privileged by law. This shall not include general knowledge which is included in the public domain. Notwithstanding an inventors right to be acknowledged and listed with the U.S. Patent Office for creation of a new product, or process, all such inventions and ideas relating to the business of the Company shall be considered property of the Company, and the Company shall have the right in its sole discretion to file for patent, trademark or copyright protection. Upon departure from the Company, Employee agrees to leave and/or return all documents, files, memoranda, data, and any other information contained in writing or in Employee's computer.

8.1      TERMINATION.
         ------------

a)     Death  or  Disability.  In  the  event  that  Employee  dies  or  becomes
       ----------------------
incapacitated for a period in excess of ninety (90) consecutive days during the term of this Agreement, the Company shall pay to Employee, or to his executors or administrators, an amount equal to his/her current salary at the time of incapacity, for a period of six (6) months after he/she dies or becomes incapacitated, and the company shall thereafter have no further liability to Employee of his/her executors or administrators for salary under this Agreement. In addition, the Company shall pay to Employee, or to his/her executors or administrators, all amounts that Employee is entitled to under any bonus, pension or disability plans of any nature.

b)     Termination  for  Cause:  Wrongful  or  Misconduct.  In  the  event  that
       ---------------------------------------------------
Employee shall engage in willful misconduct or gross negligence concerning matters pertaining to the Company, and which materially, adversely affect the Company, or be convicted of a felony or breach of the provisions contained in paragraphs 3.1 and 9.1 of this Agreement, the Company may terminate Employee's employment hereunder, such termination to be effective upon the giving of written Notice to the Employee by the Company, acting pursuant to a majority vote of the Directors.

c)     Discharge  or  Termination-  Involuntary  and  Without  Cause.
       --------------------------   ---------------------------------

In the event of wrongful termination, or termination without justifiable cause for wrongful acts, misconduct or gross negligence towards the Company as described in subparagraph b) above, and in consideration of the services rendered and contributed by the Employee during and prior to this engagement of employment, and the covenants herein, shall be entitled to receive, as compensation and severance , and in addition to any other compensation or benefits that may received by Employee, an amount equal to one month of current salary/pay for each month the Employee has rendered any services to the Company prior to the date of termination, not to exceed twenty-four (24) months. This severance compensation may, at the company's option, be paid in cash at the time of termination, or may be paid in equal monthly payments equal to Employee's current monthly pay schedule at time of termination.

In addition to the severance pay provided above, Employee shall be entitled to receive a one-time lump sum payment equal to three (3) months salary/pay at the current rate at time of termination and severance from the company.

In the event that Employee's responsibilities, job title, compensation or position are reduced by the Company for any reason whatsoever, Employee shall be entitled to retain all benefits and compensation levels previously paid before the date of reduction, and may, at Employees sole option, remain with the Company under the terms of this Agreement, or alternatively, may treat the reduction as involuntary termination without cause and resign from employment the Company with all rights afforded under this paragraph for involuntary termination without cause. Any refusal by Employee to move or relocate as a condition of continued employment shall not be construed nor considered as willful misconduct, nor shall such refusal be used to justify or constitute any grounds for involuntary termination.

d)     Termination  -  Voluntary.
       --------------------------

Employee, at its sole discretion and option, shall be entitled to terminate this Agreement (other than the provisions contained in paragraphs 6.1, 9.1 & 12 herein) voluntarily upon thirty (30) days written notice to the Company. At time of termination, Employee shall be entitled to all compensation and reimbursement for expenses owed by the Company at that time. Termination, whether voluntary or involuntary, shall not in any manner affect any outstanding stock options in favor of Employee, or ownership of shares of stock in the Company.

e)     Reorganization,  Merger,  or  Sale  of  Assets.
       -----------------------------------------------

This Agreement shall survive the reorganization, merger or sale of assets of the Company, and shall not be defeated nor terminated due to the voluntary dissolution, reorganization, merger acquisition or sale and transfer of assets belonging to the company, or by any Change in Control in the composition of the Board of Directors or Management of the Company, providing the primary and core business of the Company continues in some manner with the resulting and surviving company and new management of the surviving organization. If the core business of the Company is not continued and resumed with such reorganization, merger or change in control, such will be deemed to constitute termination without cause hereunder and subject to the provisions of paragraph 8.1.

9.1     COVENANT  NOT  TO  COMPETE.
        ---------------------------

Unless  otherwise agreed between the Company and Employee, and the provisions of
Section 2.1 notwithstanding, during the term of this Agreement and for a period of one (1) year after the termination of this Agreement, Employee shall not, within any county or similar area designation (should the term "county" not be deemed appropriate) in which the Company is then engaged in business:

a) Directly or indirectly own, manage, operate, control, be employed by, participate in, or be connected in any manner with the ownership, management, operation or control of any business or enterprise which provides services or produces products competitive, in any material respect, with the business, services or products or the Company, or any proposed business, services or products of the Company as of the date of termination of Employee's employment by the Company;

b) for himself/herself or on behalf of any other person, partnership or corporation, call upon any customers of the Company for the purpose of soliciting, diverting or taking away any customer from the Company; or

c) take way, hire, employ or endeavor to employ any person who is an employee of the Company as of the termination of this Agreement.


This  covenant  not  to  compete  shall be unenforceable and of no effect in the
                                           ------------------------------
event of involuntary termination for any reason whatsoever, or voluntary termination and resignation due to reduction in job title, position or responsibilities. Additionally, Company and Employee may agree to rescind or otherwise modify this provision by mutual, written agreement.

This covenant not to compete as set forth in subparagraph a), b) or c) above shall not be construed as preventing Employee from purchasing securities in any corporation whose securities are publicly traded provided that such purchase shall not result in his owning beneficially at any time five percent (5%) or more of the equity securities of any corporation principally engaged in any business competitive to that of the Company.

10.1     REMEDIES  FOR  BREACH.
         ----------------------

Both parties recognize that the services to be rendered under the Agreement are special, unique and of an extraordinary character, and that in the event of a breach or threatened breach by either party hereto of any obligations under this Agreement, both parties acknowledge that the other party may not have an adequate remedy at law, and shall be entitled to such equitable and injunctive relief as may be available to restrain violations of the provisions of this Agreement. Nothing contained in this paragraph shall be construed as prohibiting the parties hereto from any other remedies available for such breach or threatened breach, including the recovery of damages for such breach or threatened breach.

11.1     EXPENSES.
         ---------

In connection with his/her employment, the Company will reimburse Employee for its reasonable business expenses including travel expenses in connection therewith.

12.1     NOTICES.
         --------

Any notice required or permitted to be given under this Agreement shall be made in writing, and shall be effective when mailed by registered or certified mail as follows:

          To  the  Company:     Southern  States  Power  Company,  Inc.
                                3400  Inland  Empire  Blvd.,  Ste.  101
                                Ontario,  California  91764
                                Phone:  (909)  476-3575

          To  Employee:         Harrison  A.  McCoy  III
                                7812  Jack  Rabbit  Ln.
                                E.  Highlands,  California  92346
                                Phone:  (909)  863-9886



13.1     MISCELLANEOUS  PROVISIONS.
         --------------------------

a.     Legal.  This Agreement shall be governed and construed in accordance with
       ------
the laws of the State of California, which is the principal place of business for the Company. The choice of jurisdiction shall be Riverside County. In the event that either party shall bring an action to enforce any provision of this Agreement, the prevailing party shall be entitled to reimbursement for all reasonable legal fees and costs which are incurred in prosecuting or defending its claim.

b.     Modifications.  This  Agreement  represents  the  entire  agreement  and
       --------------
understanding between the parties with respect to employment of Employee, and supercedes all prior agreements. This Agreement can only be modified or amended by an agreement in writing signed by all parties.

c.     Successors  and Assigns.  The rights and obligations of the Company under
       ------------------------
this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

d.     Severability.  All  provisions  and  covenants  contained  herein  are
       -------------
severable, and in the event any of them shall be held to be invalid by any court of competent jurisdiction, this Agreement shall be interpreted as if such invalid provision or covenant were not contained herein, and the remaining provisions shall be enforceable.

e.     Authorization.  The  Company  represents  that  the  signatory  below  is
       --------------
authorized to sign and execute this Agreement, and by this signature also reflects and acknowledges that this Employment Agreement has been approved by the Board of Directors of the Company at a meeting duly held for this and other purposes.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.

                                   SOUTHERN  STATES  POWER  COMPANY:
                                   ---------------------------------

                                       /s/ Lawrence W. Taggart
                                   By  __________________________
     ATTEST:                           Lawrence  W.  Taggart,  President

                                   Date:  _________________________
__________________
Mark  Taylor                                  /s/ Harrison A. McCoy, III
                                   EMPLOYEE:  __________________________
                                   ---------
                                              Harrison  A.  McCoy  III

                                   Date:  _________________________